Exhibit 99.1

Leucadia National Corporation
315 Park Avenue South
New York, New York 10010

September 2, 2011

Mueller Industries, Inc.
8285 Tournament Drive, Suite 150
Memphis, Tennessee
Attn: Gregory L. Christopher, Chief Executive Officer

Ladies and Gentlemen:

We have discussed with you our intention to acquire shares of common stock, $0.01 par value per share (the “Common Stock”), of Mueller Industries, Inc., a Delaware corporation (the “Company”), and the possibility that the Company may enact certain shareholder protection measures. In consideration of your forbearing the enactment of such measures at the present time, and without prejudice to the Company’s enactment of such measures in the future, intending to be legally bound, we agree as follows:

1. We agree that, until September 2, 2013 without the prior approval of a majority of the members of the Board of Directors of the Company (the “Board”) who are not Associates or Affiliates of ours and who have not been nominated to serve on the Board by us or any of our Affiliates, Associates or any persons with whom we have formed a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) (the “Disinterested Directors”), we and our subsidiaries, Associates, Affiliates and any persons with whom we constitute a “group” (together, the “Restricted Persons”) will not (i) enter into or agree, offer or seek or propose to enter into, directly or indirectly, any tender or exchange offer, merger, acquisition transaction or other business combination involving the Company or any of its subsidiaries or any of their respective assets or properties, or any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company; (ii) make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (as such terms are used in the proxy rules of the Securities and Exchange Commission promulgated under the Exchange Act) to vote, or seek to advise or influence any person with respect to the voting of, any voting securities of the Company or any of its subsidiaries in connection with the election or removal of any of the Company’s directors or a change in the size or composition of the Board or in the Company’s by-laws; (iii) otherwise act, alone or in concert with others, to seek control, control or change the Board, governing instruments, shareholders, policies or affairs of the Company (except that any such action may be taken by our designees to the Board (designated pursuant to Paragraph 7) in the exercise of their fiduciary duties as directors of the Company); or (iv) directly or indirectly enter into any discussions, negotiations, arrangements or understandings with any other person (including any individual, firm, corporation, partnership or other entity or any “person” as such term is used in Section 13(d) or Section 14(d)(2) of the Exchange Act) (“person”) with respect to any of the foregoing activities or propose any of such activities. The “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute. The terms “Affiliate” and “Associate” shall have the meanings set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. Notwithstanding anything to the contrary, for purposes of this Agreement, Jefferies Group, Inc. and its subsidiaries (“Jefferies”) shall not be considered to be an Affiliate of ours with respect to its performance of broker-dealer or investment banking or advisory services so long as Jefferies (i) is acting in the ordinary course of its business, (ii) is not acting for or on behalf of us in connection with the Company, and (iii) would not constitute a member of a “group” with respect to any securities of the Company.

2. We acknowledge that the Restricted Persons have acquired more than 20% of the outstanding Common Stock and, until September 2, 2013, without the prior approval of a majority of the Disinterested Directors or as otherwise permitted by the terms of this letter agreement, we agree that the Restricted Persons will not acquire any additional shares of Common Stock (or rights in respect thereof) or the right or rights to vote additional voting securities of the Company, if as a result thereof, the Restricted Persons would have beneficial ownership (within the meaning of Section 13(d) of the Exchange Act) of in excess of 27.5% of the voting power of the Common Stock and the Company agrees that the Restricted Persons may acquire shares up to that percentage; provided, however, the Company agrees that if any other person, or “group” of which such other person is a part, that is unaffiliated with the Restricted Persons shall acquire more than 27.5% of the voting power of the Common Stock, then we shall be permitted to acquire such number of additional shares of Common Stock that would permit the Restricted Persons to beneficially own an aggregate amount of the Common Stock having voting power equal to the voting power of such other unaffiliated person, entity or “group” plus one percent (1%), such that the Restricted Persons are able to remain the largest holder of Common Stock by one percent (1%), unless (i) at such time there is no default or event of default under any of the Company’s or any of its subsidiaries’ financing arrangements in effect on the date hereof (or under any similar terms of any successor or replacement arrangements), and (ii) any such acquisition of additional Common Stock by the Restricted Persons would result in the occurrence of a default or event of default under the now current terms of any such financing arrangements; provided further, however that the Restricted Persons may acquire additional shares of Common Stock (or rights in respect thereof) (a) pursuant to the exercise of the preemptive rights granted below or (b) in any rights offering conducted by the Company in which any current holders of the Company’s securities are offered the opportunity, on a pro rata basis, to acquire shares or other securities, voting or non-voting, of the Company, so long as at such time any such acquisition of additional Common Stock by the Restricted Persons would not result in the occurrence of a default or event of default under the now current terms of any of the Company’s or any of its subsidiaries’ financing arrangements in effect on the date hereof (or under any similar terms of any successor or replacement arrangements).

3. Preemptive Rights: The Company shall give us notice (an “Issuance Notice”) of any proposed issuance by the Company of any (i) Common Stock or other security with voting rights or (ii) securities exercisable or convertible into Common Stock or any other security with voting rights (collectively the items in (i) and (ii) being referred to as “New Securities”). The Issuance Notice shall specify the price or prices at which such securities are proposed to be issued, the form of consideration to be received by the Company and the other material terms of the issuance and shall be promptly amended to reflect any changes to such terms prior to issuance of the New Securities. The Restricted Persons shall have five (5) business days from receipt of an Issuance Notice (and any amended Issuance Notice) to exercise such preemptive rights by written notice to the Company. Provided that such purchase by us would not result in a breach of any of our obligations under this letter agreement and the acquisition of the New Securities is permitted under the terms and conditions of this letter agreement, we shall be entitled to purchase up to our Pro Rata Share of the New Securities proposed to be issued, at the actual price or prices offered to investors, and otherwise on the terms and for the same form of consideration specified in the Issuance Notice or any subsequent amended Issuance Notice if the terms thereof are more favorable to the potential purchaser of the New Securities than contained in the original Issuance Notice (provided, however, that if the consideration to be received for such New Securities is not cash, the Board shall determine, in its reasonable judgment, the cash equivalent of such non-cash consideration and, at our option, we shall be able to acquire our Pro Rata Share for cash). “Pro Rata Share” means the fraction that results from dividing (1) the number of shares of Common Stock owned by us (immediately before giving effect to the issuance) by (2) the number of shares of Common Stock owned by all of the Company’s stockholders (immediately before giving effect to the issuance). Notwithstanding the foregoing, the term “New Securities” shall not include, and we shall not be entitled to purchase Common Stock or any other securities as contemplated by the provisions of this Paragraph 3 in connection with (A) issuances of Common Stock or securities to officers or other employees of the Company in connection with such person’s employment with the Company or to members of the Board under any arrangement provided generally to directors for their service as directors of the Company, (B) issuances of Common Stock, rights, warrants, options and/or convertible or exchangeable securities in connection with any financing transaction, including, without limitation, senior or subordinated notes, securitizations or similar transactions, commercial bank or non-bank facilities, commitments or arrangements, bridge financing or back-stop facilities, commitments or arrangements, whole-loan purchase facilities, commitments or arrangements, forward purchase facilities, commitments or arrangements, or other similar facilities, commitments, arrangements or issuances of non-convertible debt obligations or securities, (C) any issuance that, if as a result of such shares of Common Stock or securities being issued, the Company would be required to seek shareholder approval prior to such issuance or seek an exemption from any applicable rules of the New York Stock Exchange or any other stock exchange on which the Common Stock of the Company is then listed; provided, however, that the limitation set forth in this clause (C) shall not apply if the Company is seeking shareholder approval prior to such issuance or seeking an exemption from any applicable rules of the New York Stock Exchange or any other stock exchange on which the Common Stock of the Company is then listed in connection with such issuance other than as a result of such shares of Common Stock or securities that would be issued to you, (D) the conversion or exchange of any of the Company’s currently outstanding preferred stock, warrants, options or other convertible or exchangeable securities where such new securities have been offered to us pursuant to our pre-emptive rights under this Paragraph 3, (E) a merger or consolidation of the Company with another corporation, partnership, limited liability company or business organization, or the acquisition of assets or stock from any such entity or any person, (F) any issuance of Common Stock or securities exercisable or convertible for Common Stock in exchange for currently outstanding debt obligations of the Company (including any renewals, modifications, extensions, or restatements of currently outstanding debt obligations), (G) a rights offering conducted by the Company on a pro rata basis to the holders of Common Stock of the Company, or (H) any issuance by the Company from time to time of up to an aggregate of 1,000,000 shares of Common Stock or securities exercisable or convertible into up to an aggregate of 1,000,000 shares of Common Stock (or any combination thereof), in one or more transactions. The rights granted pursuant to this Paragraph 3 shall terminate and be of no further force or effect upon the termination of the restrictions and agreements contained in paragraphs 1 through 7 of this letter agreement in accordance with the terms of this letter agreement, and the rights granted pursuant to this Paragraph 3 shall not be exercisable by us if the acquisition of New Securities upon the exercise of such rights is otherwise prohibited by the terms of this letter agreement. The rights granted to us pursuant to this Paragraph 3 may not be assigned by us, except to one or more of our wholly owned subsidiaries, without the prior written consent of the Company.

4. We agree that we will not sell or dispose, in a single transaction or series of transactions, Common Stock (or rights in respect thereof) to any other person or “group” if we know, or have good reason to know, that the person or “group” holds or, after giving effect to any such sale or disposition, would hold (for such purpose, in each case, including the right to acquire), in excess of 4.9% of the Common Stock, unless such sale or disposition has been approved by a majority of the Disinterested Directors. Notwithstanding the foregoing, the obligations and restrictions set forth in this Paragraph 4 shall be of no effect if (i) such sale is part of a tender offer or exchange offer made to all stockholders of the Company by a person other than us or who is not a subsidiary or an Affiliate or Associate of ours and is not a part of a “group” of which we are a part or (ii) such disposition is pursuant to a dividend or distribution made by us on a pro rata basis to our shareholders.

5. The restrictions set forth in Paragraph 2 hereof are expressly agreed to preclude us from engaging in any hedging or other transaction which is or would result in the acquisition of “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act) of Common Stock in contravention of the provisions of this letter agreement. Such prohibited hedging or other transactions would include, without limitation, any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such Common Stock.

6. We agree that, until September 2, 2013, at any meeting of the shareholders of the Company, however called, or in any other circumstance in which the vote, consent or approval of the shareholders of the Company, in their capacity as shareholders, is sought, with respect to the election of directors of the Company, that we shall vote or cause to be voted, or give our consent or cause our consent to be given with respect to, all shares of Common Stock held by the Restricted Persons, or over which any of the Restricted Persons exercises voting control, in favor of those nominees approved by the Disinterested Directors, provided, if we have become and remain entitled to designate individuals for election to the Board in accordance with Paragraph 7, that all nominees that we have designated in accordance with Paragraph 7 shall have been nominated to serve on the Board upon the expiration of their terms of office, if any such terms are expiring, to the extent required under Paragraph 7. We agree that none of the Restricted Persons will grant any proxy, power-of-attorney or other authorization in or with respect to any shares of Common Stock that are held by them, or over which any of them exercises voting control, or take any other action, as a shareholder of the Company, that would in any way restrict, limit or interfere with the performance of the obligations hereunder.

7. As a result of our acquisition (including the acquisition by our subsidiaries, Associates and Affiliates) of more than 20% of the outstanding Common Stock, upon our request, the Company and the Board shall take all necessary action to increase the size of the Board by two (2) directorships and the vacancies on the Board created thereby shall be filled by the Disinterested Directors with two (2) of our designees selected by us and who are reasonably acceptable to the Company. The initial designees to the Board shall be Ian M. Cumming and Joseph S. Steinberg. In each subsequent election of directors of the Company, the Board shall use its best efforts, subject to its fiduciary duties under applicable law, to nominate a slate such that the Board will include any directors designated by us pursuant to this Paragraph 7, if applicable. If any of our director designees resigns or becomes ineligible to serve on the Board, we shall have the right to designate a replacement for such director designee who is reasonably acceptable to the Company, provided such replacement is eligible to serve on the Board. Upon our request, one (1) of our director designees shall be appointed to serve on each committee of the Board, with the exception of the audit committee, provided such designee is qualified to serve on such committee under applicable regulations and listing standards. The Company shall not increase the size of the Board beyond ten (10) directorships without the approval of both a majority of the members of the Board and our director designees. If at any time, after having acquired at least 20% of the outstanding Common Stock, we (including our subsidiaries, Associates and Affiliates) subsequently sell or otherwise dispose of shares of Common Stock and, as a result, we (including our subsidiaries, Associates and Affiliates) shall hold less than 20% (but shall hold at least 15%) of the outstanding Common Stock, we shall cease to have the right to designate two (2) directors to serve on the Board and, if two (2) of our designees are then serving on the Board, we shall cause one of such designees to resign from the Board within sixty (60) days following a request therefor by the Disinterested Directors; provided, however, that if we purchase additional shares of Common Stock such that we (together with our subsidiaries, Associates and Affiliates) again hold at least 20% of the outstanding Common Stock within such sixty (60) day period, we shall continue to be entitled to representation by two (2) designees on the Board and no such resignation shall be required as a result of our having held less than 20% of the outstanding Common Stock (subject to renewal of the resignation requirement if we, together with our subsidiaries, Associates and Affiliates again cease to hold at least 20% of the outstanding Common Stock). If at any time, we (including our subsidiaries, Associates and Affiliates) subsequently sell or otherwise dispose of shares of Common Stock and, as a result, we (including our subsidiaries, Associates and Affiliates) shall hold less than 15% of the Common Stock, we shall cease to have the right to designate one director to serve on the Board and, if our designee is then serving on the Board, we shall cause such designee to resign from the Board within sixty (60) days following a request therefor by the Disinterested Directors; provided, however, that if we purchase additional shares of Common Stock such that we (together with our subsidiaries, Associates and Affiliates) again hold at least 15% of the outstanding Common Stock within such sixty (60) day period, we shall continue to be entitled to representation by one designee on the Board and no such resignation shall be required as a result of our having held less than 15% of the outstanding Common Stock (subject to renewal of the resignation requirement if we, together with our subsidiaries, Associates and Affiliates again cease to hold at least 15% of the outstanding Common Stock).

8. The Company shall furnish us with such financial information concerning the Company that we reasonably request to enable us to timely comply with our reporting obligations under applicable securities laws; provided, however, we will not be entitled to any non-public information unless we execute a customary confidentiality agreement. In addition, if the Company incurs any out-of-pocket expenses that it would not otherwise incur but for its obligations under this Paragraph 8, we shall reimburse the Company for all such reasonable out-of-pocket expenses.

9. We agree that all shares of Common Stock that we beneficially own as of the date of this letter agreement, and any shares of Common Stock that we purchase or with respect to which we otherwise acquire beneficial ownership or voting rights, directly or indirectly, after the date of this letter agreement, including, without limitation, shares issued upon the conversion, exercise or exchange, as the case may be, of securities held by us that are convertible into, or exercisable or exchangeable for, shares of Common Stock, shall be subject to the terms and conditions of this letter agreement.

10. The Company and we shall enter into a mutually acceptable registration rights agreement having the principal terms set out on Exhibit A hereto affording us the right to require the Company, at the Company’s expense, to file with the Securities and Exchange Commission, upon our demand, a registration statement on Form S-3 registering the resale of the shares of Common Stock owned by us. The rights granted to us pursuant to this Paragraph 10 (including all registration rights) may not be assigned by us, except to one or more of our wholly owned subsidiaries, without the prior written consent of the Company.

11. Except as otherwise provided herein, the provisions of Paragraphs 1, 2, 3, 4, 5, and 6 shall terminate upon the earliest to occur of (i) ninety (90) days after the Restricted Persons have continuously owned less than 5% of the Common Stock, (ii) the Company’s breach of any material provision of this Agreement, which breach shall continue uncured for more than thirty (30) days after written notice of such breach shall have been delivered by us to the Disinterested Directors (but any such breach hereof by the Company shall not relieve the Company of the restrictions and agreements made by it herein) (iii) the acquisition by any person or “group” that is not affiliated or associated with us of a majority of the Common Stock, (iv) the date on which the Company shall have entered into any merger, acquisition transaction or other business combination involving the Company as an entirety or substantially all of its assets or properties, (v) September 2, 2013, or (vi) the Company (a) commences any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any state or federal bankruptcy or insolvency law, (b) applies for, consents to, or acquiesces in, the appointment of a trustee, receiver or other custodian for the Company or a substantial part of its property, or makes a general assignment for the benefit of creditors, under any state or federal bankruptcy or insolvency law, (c) has a trustee, receiver, or other custodian appointed for the Company or a substantial part of the Company’s property under any state or federal bankruptcy or insolvency law, or (d) has a bankruptcy, reorganization, debt arrangement, or other case or proceeding under any state or federal bankruptcy or insolvency law, that is involuntarily commenced against or in respect of the Company and which shall not have been dismissed within thirty (30) days following the commencement thereof.  The provisions of Paragraph 7 hereof shall terminate upon the earliest to occur of (i) our breach of any material provision of this letter agreement, which breach shall continue uncured for more than thirty (30) days after written notice of such breach shall have been delivered by the Company to us (but any such breach hereof by us shall not relieve us of the restrictions and agreements made by us herein) or (ii) September 2, 2013.  Notwithstanding the foregoing, the provisions of Paragraph 8 hereof shall continue for so long as (but only to the extent that) we are required to include financial information concerning the Company in our public reporting.

12. The parties hereto acknowledge and agree that money damages would not be a sufficient remedy for any breach or threatened breach of any provision of this letter agreement, and that in addition to all other remedies which we or the Company may have, each of the parties hereto will be entitled to seek specific performance and injunctive or other equitable relief as a remedy for any such breach, without the necessity of posting any bond.

13. It is understood and agreed that no failure or delay by a party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

14. The invalidity or unenforceability of any provision of this letter agreement shall not affect the validity or enforceability of any other provisions of this letter agreement, which shall remain in full force and effect.

15. This letter agreement, including, without limitation, the provisions of this Paragraph 15, may not be amended, modified, terminated or waived, in whole or in part, except upon the prior approval of a majority of the Disinterested Directors and by a separate writing signed by the Company, if so authorized by such Disinterested Directors, and us expressly so amending, modifying, terminating or waiving such agreement or any part hereof. Any such amendment, modification, termination or waiver of this letter agreement or any part hereof made without the prior approval of such Disinterested Directors shall be void and of no legal effect.

16. This letter agreement may be executed in two (2) or more counterparts (including by means of facsimile), each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. Receipt of an executed signature page to this letter agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of this executed letter agreement shall be deemed to be originals thereof.

17. Each party agrees and consents to personal jurisdiction and service of process and exclusive venue in the federal district court for the District of Delaware, of the State of Delaware for the purposes of any action, suit or proceeding arising out of or relating to this letter agreement. This letter agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regards to its conflicts of law principles.

[Remainder of Page Intentionally Left Blank]

Very truly yours,

LEUCADIA NATIONAL CORPORATION

By:	/s/ Ian M. Cumming Name: Ian M. Cumming Title: Chief Executive Officer

Confirmed and agreed to as of
the date first written above:

Mueller Industries, Inc.

By:	/s/ Gregory L. Christopher Name: Gregory L. Christopher Title: Chief Executive Officer

[Signature Page – Standstill Agreement]

Annex A

TERMS OF REGISTRATIONS RIGHTS AGREEMENT

•	Three demand registrations, subject to a minimum threshold of (i) 1,800,000 shares or (ii) if at such time we hold less than 1,800,000 shares, the aggregate number of shares then held by us.

•	No more than one demand registration in any six month period.

•
The Company shall use its best efforts to cause a registration statement to be filed not later than 30 days after receipt by the Company of the demand notice for a shelf registration (60 days for an underwritten offering); continuous effectiveness for 180 days.  If available on Form S-3, Company must file and maintain a shelf registration for the registrable shares (which include all currently owned and after acquired shares); shelf to permit underwritten offerings and to the extent available will be filed as a so-called “WKSI” shelf; securities to remain registrable unless they have been sold by us under a registration statement or are eligible for sale under Rule 144 and not subject to Rule 144 volume restrictions.

•	Blackout period: not more than once in any six-month period for not more than 60 days and not more than, in the aggregate, 90 days during any twelve-month period.

•
The Company will pay all expenses in connection with any request for registration pursuant to the registration rights agreement, including road shows. Notwithstanding the foregoing, the Company shall not pay any (i) of our legal fees or (ii) underwriting fees or discount.  In addition, if we take any action after September 2, 2013 that would otherwise have been prohibited by the terms of Paragraph 1, 2, 4, 5, or 6 of this Agreement if this Agreement were still in effect, the Company may, in its sole discretion, elect not to assist us in, or pay for, the marketing of any offering pursuant to any such registration rights agreement, including electing not to participate in, or pay for, any road show with respect to such offering.

•	Piggy back rights.